UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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e.l.f. Beauty, Inc.
(Name of Registrant as Specified In Its Charter)

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2018 proxy statement
notice of annual meeting of stockholders

Tuesday, May 22, 2018
9:00 a.m., local time
e.l.f. Beauty, Inc.
570 10th Street
Oakland, California 94607

2018 Proxy Statement	i

page
No Incorporation by Reference	39
Annual Report	39
Internet Availability of Annual Meeting Materials	39
Stockholders Sharing the Same Address	39
Proxy Card	41

ii	2018 Proxy Statement

April 10, 2018
To Our Stockholders:
We cordially invite you to attend the 2018 Annual Meeting of Stockholders of e.l.f. Beauty, Inc. The 2018 Annual Meeting of Stockholders will be held on Tuesday, May 22, 2018, at 9:00 a.m. local time, at e.l.f. Beauty, Inc.’s offices located at 570 10th Street, Oakland, California 94607.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Please cast your vote as soon as possible over the Internet or by completing, signing and returning a proxy card so that your shares are represented. Your vote will mean that you are represented at the 2018 Annual Meeting of Stockholders regardless of whether or not you attend in person. Returning the proxy card does not deprive you of your right to attend the 2018 Annual Meeting of Stockholders and to vote your shares in person.
On behalf of management and our Board of Directors, we thank you for your continued support of e.l.f. Beauty, Inc.
Sincerely,

Tarang P. Amin
Chairman and Chief Executive Officer

2018 Proxy Statement	1

notice of annual meeting of stockholders

when:	Tuesday, May 22, 2018, 9:00 a.m., local time

where:	e.l.f. Beauty, Inc., 570 10th Street, Oakland, California 94607

record date:	March 23, 2018

items of business:
1. Elect the 3 nominees for Class II director named in the proxy statement.
2. Ratify the selection of Deloitte & Touche LLP as our independent auditor for 2018.
3. Transact other business that may properly come before the Annual Meeting.

recommendation:	The Board of Directors recommends that you vote FOR each nominee and FOR proposal 2.

admission:	Proof of share ownership as of the record date will be required to enter the Annual Meeting.
proxy materials:	We encourage you to carefully read the proxy materials as they contain important information about the Company, the Annual Meeting, and the items of business to be voted on at the Annual Meeting.
By Order of the Board of Directors,
Scott K. Milsten
Corporate Secretary

Oakland, California
April 10, 2018

Make your vote count. Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, please promptly vote over the Internet or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. Please note that if your shares are held by a broker and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from your broker.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2018: The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2017 are available at www.envisionreports.com/ELF.

We are making the proxy statement and the form of proxy available on or about April 10, 2018.

2	2018 Proxy Statement

proxy statement summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting. For more complete information regarding the Company’s 2017 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”).
The Board of Directors (the “Board”) of e.l.f. Beauty, Inc. (the “Company”) is providing these materials to you and soliciting the enclosed proxy in connection with our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on May 22, 2018. The Annual Meeting will be held at 9:00 a.m. local time at the Company’s headquarters located at 570 10th Street, Oakland, California 94607.
You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement, as well as any other business properly coming before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Directions to the Annual Meeting may be found on our website at http://investor.elfcosmetics.com/ir-resources/contact-us.
Only stockholders of record as of the close of business on March 23, 2018, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

annual meeting of stockholders
record date March 23, 2018 mailing date This proxy statement was first made available to stockholders on or about April 10, 2018.

meeting agenda

The meeting will cover the proposals listed below under “Proposals,” and any other business that may properly come before the meeting.

voting

Stockholders as of the record date are entitled to vote. Each share of common stock of the Company is entitled to one vote.

date: May 22, 2018 time: 9:00 a.m. local time place: Company Headquarters 570 10th Street Oakland, California 94607

Directions to the Annual Meeting may be found on our website at http://investor.elfcosmetics.com/ir-resources/contact-us voting
vote by internet	vote by mail

• Go to www.envisionreports.com/ELF (record holders) • Go to www.proxyvote.com (beneficial owners) • Follow the steps outlined on the secure website	• Stockholders of Record: Sign, date and return your proxy card • Beneficial Owners: Sign, date and return your voting instruction form to your broker

2018 Proxy Statement	3

proxy statement summary

proposals

proposal	board recommendation	reason for recommendation	see page
Election of three Class II directors	✓ For Each Nominee	The Board and the Nominating and Corporate Governance Committee believe the three Class II director nominees possess the skills, experience, and diversity to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy.	11
Ratification of appointment of Deloitte & Touche LLP (“Deloitte”) as independent registered public accounting firm for 2018	✓ For	Based on the Audit Committee’s assessment of Deloitte’s qualifications and performance, it believes their retention for fiscal year 2018 is in the best interests of the Company.	35

				director nominees

name	age	primary occupation	committees	director since	see page
Lauren Cooks Levitan	52	Chief Financial Officer of Fanatics, Inc.	Audit, NomGov	2016	12
Richelle P. Parham	50	General Partner at Camden Partners	None	2018	12
Richard G. Wolford	73	Advisor; Former executive of multiple companies	Audit, Comp	2014	13

audit matters
The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for 2018. Deloitte was the Company’s independent registered public accounting firm for 2017 and 2016.

Type of Fees	2017	2016	see page
Audit Fees	$1,163,560	$2,675,580	35
Audit-Related Fees	$52,835	$—	35
Tax Fees	$59,646	$14,872	35
All Other Fees	$240,000	$—	35
TOTAL FEES	$1,516,041	$2,690,542	35

4	2018 Proxy Statement

proxy statement summary

board of directors

Average Age:	56.4 years

Average Tenure:	2.1 years

Our directors have or exhibit:
* a proven track record		* personal and professional integrity			* public company board * experience
* innovative thinking		* diversity of expertise and experience			* extensive operational * experience
* financial and accounting * expertise		* knowledge of corporate governance * practices and requirements			* significant retail and * consumer packaged goods * experience
name		age	independent?	committees	class	term ends	see page
Tarang P. Amin		53	No	None	III	2019	14
Lauren Cooks Levitan		52	Yes	Audit, NomGov	II	2018	12
William E. McGlashan, Jr.		54	Yes	Comp (Chair)	III	2019	14
Richelle P. Parham		50	Yes	None	II	2018	12
Kirk L. Perry		51	Yes	None	I	2020	15
Beth M. Pritchard		70	Yes	None	III	2019	15
Sabrina L. Simmons		55	Yes	Audit (Chair)	I	2020	16
Maureen C. Watson		50	Yes	NomGov (Chair)	I	2020	16
Richard G. Wolford		73	Yes	Audit, Comp	II	2018	13

			executive officers

name	age	position	named executive officer?	see page
Tarang P. Amin	53	Chairman, Chief Executive Officer, and Director	Yes	24
John P. Bailey	37	President and Chief Financial Officer	Yes	24
Richard F. Baruch, Jr.	50	Senior Vice President and Chief Commercial Officer	No	25
Jonathan T. Fieldman	48	Senior Vice President, Operations	No	25
Scott K. Milsten	48	Senior Vice President, General Counsel, Corp. Sec. & Chief People Officer	Yes	25

2018 Proxy Statement	5

questions and answers
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Will I receive any other proxy materials by mail?
No, we will not be sending any additional proxy materials by mail unless you request such materials.
How can I access the proxy materials over the Internet?
The Notice and proxy card or voting instruction card will contain instructions on how to view the proxy materials on the Internet, vote your shares on the Internet, and request electronic delivery of future proxy materials. An electronic copy of the proxy materials and the 2017 Annual Report are available at www.edocumentview.com/ELF.
What information is contained in these materials?
The information included in this proxy statement relates to the election of directors and other proposals to be voted upon at the Annual Meeting, the voting process, the compensation of directors and our named executive officers, and certain other required information. Our 2017 Annual Report is also included. Copies of exhibits filed with, and documents incorporated by reference in, our 2017 Annual Report will be furnished to stockholders upon written request and payment of our reasonable expenses in furnishing such documents.

Who may attend the Annual Meeting?
All stockholders of record as of March 23, 2018 (including stockholders who hold shares in “street name” through a brokerage firm, bank, dealer, or other similar organization, trustee, or nominee (generally referred to in this proxy statement as a “broker”)), holders of valid proxies for those stockholders and other persons invited by us may attend the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be held on May 22, 2018 at 9:00 a.m. local time at the Company’s headquarters located at 570 10th Street, Oakland, California 94607. Directions to the Annual Meeting may be found on our website at http://investor.elfcosmetics.com/ir-resources/contact-us. If you are not a stockholder of record but hold shares through a broker, you will need to provide proof of beneficial ownership as of March 23, 2018. Please note that if you intend to vote your shares held by a broker at the Annual Meeting you must request and obtain a valid proxy form from your broker. You should also be prepared to present a valid, government issued photo identification for admittance. Information on how to vote in person at the Annual Meeting is discussed below.
What if another matter (other than the proposals listed in this proxy statement) is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any postponement or adjournment thereof, it is the intention of each person named as a proxy holder in the proxy card to vote on those matters in accordance with his best judgment.
Who is entitled to vote?
Stockholders as of the close of business on March 23, 2018, the record date of the Annual Meeting, are entitled to vote on all items properly presented at our Annual Meeting. On the record date, 47,425,139 shares of our common stock were issued and outstanding and entitled to vote. Every stockholder is entitled to one vote for each share of common stock held on the record date. A list of these stockholders will be available during regular business hours at the Company’s headquarters, from our Corporate Secretary, at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting. There is no cumulative voting with respect to the election of directors.

6	2018 Proxy Statement

questions and answers

How do I vote?
You may vote your shares by written proxy, over the Internet, or in person at the Annual Meeting. Please also see the detailed instructions on your proxy card or voting instruction form. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT. Voting procedures based on how your shares are held are described below.
Stockholder of Record: Shares Registered in Your Name. You are a stockholder of record if your shares were registered directly in your name with the transfer agent for our common stock, Computershare, Inc. (“Computershare”), at the close of business on the record date. If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy through the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote through the Internet, go to www. envisionreports.com/ELF to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 21, 2018 to be counted.

•
To vote using the proxy card, please request a proxy card (if we haven’t already delivered one to you) and simply complete, sign, and date the proxy card and return it promptly. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as directed by your proxy card.

Beneficial Owner: Shares Registered in the Name of Broker. If your shares were held not in your name, but rather in an account at a broker, at the close of business on the record date, then you are the beneficial owner of shares held in “street name” and the broker holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. If you are a beneficial owner of shares registered in the name of your broker, you should have received a Notice containing voting instructions from your broker rather than from us. Please follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker. To vote in person at the Annual Meeting, you must obtain a proxy form from your broker. Follow the instructions included with the Notice, or contact your broker to request a proxy form.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Who can vote in person at the Annual Meeting?
Stockholders of record at the close of business on the record date may vote in person at the Annual Meeting. If you held your shares through a broker, you may not vote your shares in person at the Annual Meeting unless you request and obtain a proxy form from your broker. Please contact your broker to request a proxy form.
Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card or vote by proxy on the Internet as instructed above to ensure your vote is counted.
How many votes do I have?
On each matter to be voted upon, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the record date.
Who counts the votes?
Computershare has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed proxy card is returned directly to Computershare for tabulation. As noted above, if you hold your shares through a broker, your broker will return one proxy card to Computershare on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For,” “Withheld,” and broker non-votes with respect to Proposal 1 and “For,” “Against,” abstentions and broker non-votes with respect to Proposal 2. If your shares are held by your broker, you will need to obtain a valid proxy form from the institution that holds your shares

2018 Proxy Statement	7

questions and answers

and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items.
How many votes are needed to approve the proposals?
Election of three Class II directors

•
The three nominees receiving the most “For” votes will be elected. “Withhold” votes and broker non-votes are not considered votes cast for this purpose, and will have no effect on the election of the nominees.

Ratification of appointment of Deloitte

•
This proposal will be decided by a majority of the votes cast “For” or “Against” it, meaning that the number of shares voted “For” this proposal must exceed the number of shares voted “Against” it in order to approve the proposal. Abstentions and broker non-votes are not considered votes cast for this purpose, and will have no effect on the vote for this proposal.

What are “broker non-votes”?
If you hold shares beneficially through a broker and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Matters on which a broker is not permitted to vote without instructions from the beneficial owner are referred to as “non-routine” matters. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business.
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your broker by the deadline provided in the materials you receive from your broker. If you do not provide voting instructions to your broker, your broker will only have discretion to vote your shares on “routine” matters.
The proposals to be voted on at the Annual Meeting are classified as follows:

•	Election of Class II directors is considered a “non-routine” matter; and

•	The ratification of the appointment of Deloitte as our independent registered public accounting firm for 2018 is considered a “routine” matter.
If you hold your shares beneficially through a broker, it is critical that you cast your vote if you want it to count in the election of our directors. If you hold your shares beneficially through a broker and you do not instruct your broker how to vote in the election of our directors, no votes will be cast on your behalf.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:

•	“For” each nominee in the election of Class II directors; and

•	“For” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2018.
Can I change my vote or revoke my proxy after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy before the final vote in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy through the Internet.

•	You may send a timely written notice that you are revoking your proxy to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
570 10th Street
Oakland, California 94607

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or Internet proxy is the one that is counted.

8	2018 Proxy Statement

questions and answers

Note that if your shares are held by your broker, you should follow the instructions provided by your broker.
What is a quorum and what constitutes a quorum?
A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Annual Meeting. The required quorum for the Annual Meeting is the presence in person or by proxy of the holders of a majority in voting power of the stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting. Because there were 47,425,139 shares of our common stock issued, outstanding and entitled to vote as of the record date, a quorum will be present for the Annual Meeting if an aggregate of at least 23,712,570 shares are present in person or by proxy at the Annual Meeting. If a quorum is not present, the meeting will be adjourned until a quorum is obtained. “Withhold” votes, abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum.
If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If you hold your shares beneficially through a broker, your shares will be counted towards the quorum if your broker submits a proxy for your shares at the Annual Meeting, even if such proxy results in a broker non-vote due to the absence of voting instructions from you. “Withhold” votes and abstentions will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.
What happens if a nominee is unable to stand for re-election?
If a nominee is unable to stand for re-election, our Board may reduce the size of the Board or our Board may name a substitute nominee. If a substitute is named, shares represented by properly executed proxies may be voted for the substitute nominee.
Who is paying for this proxy solicitation process?
The proxy is solicited on behalf of our Board, and we are paying for the cost of the proxy solicitation process. Copies of the proxy materials will be given to brokers that hold shares that are beneficially owned by others. Upon request, we will reimburse these brokers for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies may be supplemented by telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for soliciting proxies.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within the time-frame required by the Securities and Exchange Commission (the “SEC”). If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
When are stockholder proposals due for the annual meeting in 2019?
In the event that a stockholder desires to have a proposal considered for presentation at the 2019 annual meeting of stockholders and included in the Company’s proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received no later than December 11, 2018 (120 days prior to the anniversary of the date this year’s proxy statement was first made available). Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
If a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2019 annual meeting of stockholders or proposes business for consideration at that annual meeting, we must receive notice of such proposal between January 22, 2019 and February 21, 2019; provided, that if the date of that annual meeting is more than 30 days before or more than 60 days after May 22, 2019, notice must be received not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made.
If we hold the 2019 annual meeting of stockholders more than 30 days before or more than 60 days after May 22, 2019 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadlines by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any other means reasonably determined to inform our stockholders.

2018 Proxy Statement	9

questions and answers

Proposals and notices should be directed to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
570 10th Street
Oakland, California 94607
Will the Company’s independent public accountants be present at the Annual Meeting?
Representatives of Deloitte, our independent registered public accounting firm for 2017, are expected to be present at the Annual Meeting and will have the opportunity to make statements, if they so desire, and to respond to appropriate questions.
What if my question isn’t listed here?
If you question wasn’t listed here, please contact our investor relations department.
http://investor.elfcosmetics.com/ir-resources/contact-us
e.l.f. Beauty, Inc.
ATTN: Investor Relations
570 10th Street
Oakland, California 94607

10	2018 Proxy Statement

board of directors

proposal 1: election of three class II directors

Our Board currently consists of nine directors. Our Amended and Restated Certificate of Incorporation provides that the Board consists of three classes of directors designated as Class I, Class II and Class III, each serving staggered three-year terms. At each annual meeting of stockholders, directors of the class which term is expiring will be elected for a term of three years. The Class II directors’ term is expiring at the Annual Meeting.

The Board has nominated three nominees for election as Class II directors at the Annual Meeting: Lauren Cooks Levitan, Richelle P. Parham, and Richard G. Wolford.

If elected at the Annual Meeting, the nominees would serve until the third annual meeting of stockholders following their election and until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each of the nominees for election as Class II directors is presently a member of our Board.

If for any reason, any of the nominees is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies in the proxy card will have the authority to vote for substitute nominees, or vote to allow the vacancy created thereby to remain open until filled by our Board. The Board has no reason to believe that the nominees will be unable or decline to serve as directors if elected.
The nominees receiving the most “For” votes will be elected.
The Board recommends a vote “FOR” the election of each nominee.

The following pages contain a brief biography, as of the date of this Proxy Statement, of each nominee and each continuing director and a discussion of the relevant experiences, qualifications, attributes, or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to recommend that person as a nominee for director.

2018 Proxy Statement	11

board of directors

nominees

Lauren Cooks Levitan

Ms. Levitan has served as a member of our Board since June 2016. Ms. Levitan currently serves as Chief Financial Officer of Fanatics, Inc., a retailer of licensed sports apparel and merchandise, a position she has held since June 2015. Previously, from January 2009 to May 2015, Ms. Levitan was Co-Founder and Managing Partner at Moxie Capital LLC, a private equity firm, where she provided capital investment and advisory services to branded, consumer-facing businesses that operated in wholesale, retail, e-commerce and direct sales. Prior to that, she served as Managing Director and Senior Research Analyst at Cowen & Company, an investment bank, and as Managing Director at Robertson Stephens, an investment bank, and worked in various capacities in the retail industry at Crate & Barrel and the Gymboree Corporation and in equity capital markets and investment banking at Goldman Sachs.
Ms. Levitan received her B.A. in Political Science from Duke University and received her M.B.A. from Stanford University Graduate School of Business.

Age: 52 Director Since: 2016 Term Ends: 2018 Committees: Audit, NomGov Independent
We believe Ms. Levitan’s operational, financial and strategic experience across a variety of retail businesses provide her with the qualifications and skills to serve as a member of our Board.

Richelle P. Parham

Ms. Parham has served as a member of our Board since March 2018. Ms. Parham is currently a general partner at Camden Partners Holdings, LLC, a Baltimore-based private equity firm focused on providing growth and seed capital to lower-middle market companies in technology, business services, education and health care. Prior to joining Camden Partners in October 2016, Ms. Parham served as Vice President, Chief Marketing Officer of eBay, a multinational e-commerce corporation, from November 2010 to March 2015. At eBay, Ms. Parham was responsible, globally, for eBay brand strategy and brand marketing, to reach over 108 million active eBay users, Internet marketing, and content resource management. Prior to joining eBay, Ms. Parham served as head of Global Marketing Innovation and Initiatives and head of Global Marketing Services at Visa, Inc. from 2008 to 2010. Her experience also includes 13 years at Digitas, Inc., a leading marketing agency, where she held a variety of senior leadership roles, including Senior Vice President and General Manager of the agency’s Chicago office. Ms. Parham serves on the board of directors of Best Buy Co., Inc. (NYSE: BBY), a position she has held since 2018, the board of directors of Laboratory Corporation of American Holdings (LabCorp) (NYSE: LH), a position she has held since 2016, and is a member of the Drexel University Board of Trustees, a position she has held since 2014. Ms. Parham previously served on the board of directors of Scripps Network Interactive Inc. (NYSE: SNI) from 2012 until its acquisition in 2018. Furthermore, as an advocate of empowering female leaders through STEM programs, Ms. Parham is a member of the advisory board for Girls Who Code.
Ms. Parham holds double Bachelor of Science degrees in Business Administration and Design Arts from Drexel University.

Age: 50 Director Since: 2018 Term Ends: 2018 Committees: None Independent
We believe Ms. Parham’s executive experience and more than 20 years of global strategy and marketing experience, as well as expertise in understanding consumers and the consumer decision journey, provide her with the qualifications and skills to serve as a member of our Board.

12	2018 Proxy Statement

board of directors

nominees

Richard G. Wolford

Mr. Wolford has served as a member of our Board since September 2014 and has been designated to serve as a member of our Board by TPG Growth II Advisors, Inc. (“TPG Growth”). Mr. Wolford served as interim President and Chief Executive Officer of Diamond Foods, Inc., an American packaged food company, from February 2012 until May 2012. Mr. Wolford served as Chief Executive Officer and a director of Del Monte Foods Company, a North American food production and distribution company, from April 1997 until March 2011. He was elected President of Del Monte in February 1998 and Chairman of the board of directors in May 2000. From 1988 to 1996, Mr. Wolford was Chief Executive Officer of HK Acquisition Corp., where he developed food industry investments with venture capital investors. From 1967 to 1987, he held a variety of positions at Dole Foods, an agricultural multinational corporation, including President of Dole Packaged Foods from 1982 to 1987. Mr. Wolford was a member of the board of directors of Diamond Foods, Inc. from April 2011 until May 2012. Mr. Wolford served on the board of directors of Schiff Nutrition from September 2011 to January 2013. Mr. Wolford served as a member of the board of directors of Pulte Homes, Inc., a homebuilding company, from May 2008 to August 2009. In addition, Mr. Wolford served as Chairman of the board of directors of the Grocery Manufacturers Association (“GMA”), from January 2010 to March 2011, resigning upon the sale of Del Monte. As Chairman of GMA, Mr. Wolford also served on the board of directors of Consumer Goods Forum, a global association of consumer-packaged goods companies, retailers and manufacturers. Prior to that, Mr. Wolford served as Vice Chairman of GMA from January 2008 to January 2010, and chaired GMA’s Industry Affairs Council from June 2005 to January 2010. In 2011, Mr. Wolford was the recipient of the GMA Hall of Achievement award honoring extraordinary leadership and commitment to the consumer-packaged goods industry.
Mr. Wolford holds a B.A. in Economics from Harvard University.

Age: 73 Director Since: 2014 Term Ends: 2018 Committees: Audit, Comp Independent
We believe Mr. Wolford’s extensive public company management, reporting, finance, and corporate governance experience, as well as deep knowledge of the consumer products industry, provide him with the qualifications and skills to serve as a member of our Board.

2018 Proxy Statement	13

board of directors

continuing directors

Tarang P. Amin

Mr. Amin has served as our Chief Executive Officer and Director since January 2014, and has served as our Chairman since August 2015. Mr. Amin has more than 25 years of consumer products experience, as well as a demonstrated record of driving profitable growth at the companies he leads. Previously, he served as President, Chief Executive Officer, and Director of Schiff Nutrition, a manufacturer of nutritional supplements, from March 2011 to January 2013. Under his leadership, Schiff Nutrition, with leading brands Airborne, MegaRed, Digestive Advantage and Move Free, grew enterprise value from $190 million to $1.5 billion. Prior to that, Mr. Amin worked for The Clorox Company, a multinational manufacturer and marketer of consumer products, from December 2002 to March 2011. He served as Vice President, General Manager of The Clorox Company’s $1.7 billion Litter, Food, and Charcoal Strategic Business Units, taking Kingsford, Hidden Valley and Fresh Step to new records. He also served in senior management roles that helped to double the sales of the global Clorox franchise to $1.5 billion. Prior to Clorox, Mr. Amin held management positions at Procter & Gamble, a multinational consumer goods company, where he helped grow Pantene’s sales from $50 million to $2 billion, as well as helped increase sales of Bounty by $300 million.
Mr. Amin earned his B.A. in international policy and M.B.A. from Duke University.

Age: 53 Director Since: 2014 Term Ends: 2019 Committees: None
We believe Mr. Amin’s executive leadership skills and considerable experience in consumer products provide him with the qualifications and skills to serve as a member of our Board.

William E. McGlashan, Jr.

Mr. McGlashan has served as a member of our Board since August 2015 and has been designated to serve as a member of our Board by TPG Growth. Mr. McGlashan is the Managing Partner of TPG Growth, LLC, the middle market and growth equity platform of TPG and an affiliate of the Company, and a member of the TPG Executive Committee. Mr. McGlashan currently serves on the boards of directors of several private companies. Mr. McGlashan served as a director of SuccessFactors, Inc. from 2005 to 2012, where he served on the audit committee, nominating and governance committee, and mergers & acquisition committee from 2007 to 2012. Mr. McGlashan also served as a member of the board of directors of Schiff Nutrition from 2010 to 2012, where he served on the compensation committee from 2010 to 2012. From December 2001 to March 2004, Mr. McGlashan served as Chairman of the board of directors and Chief Executive Officer of Critical Path, Inc., a digital communications software company.
Mr. McGlashan holds a B.A. in History from Yale University and an M.B.A. from Stanford University Graduate School of Business.

Age: 54 Director Since: 2015 Term Ends: 2019 Committees: Comp (Chair) Independent
We believe Mr. McGlashan’s significant corporate governance experience and operational expertise provide him with the qualifications and skills to serve as a member of our Board.

14	2018 Proxy Statement

board of directors

continuing directors

Kirk L. Perry

Mr. Perry has served as a member of our Board since September 2017. Mr. Perry currently serves as President, Brand Solutions at Google Inc., a technology company, a position he has held since December 2013, and is responsible for driving Google’s revenue with the world’s largest advertisers and advertising agencies. Prior to this role, Mr. Perry was President, Global Family Care at Procter & Gamble from May 2011 to December 2013. He held numerous positions of increasing responsibility with Procter & Gamble beginning in 1990 in marketing and general management roles, including General Manager Northeast Asia Baby & Family Care from 2001 to 2003 (Mr. Perry was based in Korea and Japan from 1997 to 2003), Vice President North America Baby Care from 2003 to 2008, and Vice President, North America Marketing and U.S. Operations from 2008 to 2011. Mr. Perry has served as a member of the board of directors of The J. M. Smucker Company (NYSE: SJM) since 2017, and he served as a member of the board of directors of the Hillerich & Bradsby Co. (Louisville Slugger), a sporting goods manufacturer, from September 2013 to August 2017. Other volunteer board affiliations have included the Ronald McDonald House, The CityLink Foundation, The United Way Campaign Cabinet, The March of Dimes National and Regional boards, the University of Cincinnati Foundation and the University of Cincinnati Bicentennial Commission.
Mr. Perry graduated with a B.B.A. in Marketing and Finance from the University of Cincinnati.

Age: 52 Director Since: 2016 Term Ends: 2020 Committees: None Independent
We believe Mr. Perry’s extensive operational experience in marketing, operations, general management, consumer products, technology and digital media provides him with the qualifications and skills to serve as a member of our Board.

Beth M. Pritchard

Ms. Pritchard has served as a member of our Board since November 2017. She currently serves on the board of directors of Loblaw Companies Limited (TSE: L) and the board of directors of The Vitamin Shoppe (NYSE: VSI) and has previously served on numerous public and private company boards. Ms. Pritchard served as Principal and Strategic Advisor of Sunrise Beauty Studio, LLC from February 2009 to October 2017. She served as North American Advisor to M.H. Alshaya Co. from 2008 to 2013. From 2006 to 2009, Ms. Pritchard was the President and Chief Executive Officer and subsequent Vice Chairman of Dean & DeLuca, Inc. Ms. Pritchard was the President and Chief Executive Officer of Organized Living Inc. from 2004 to 2005. Prior to that, from 1991 to 2003, she held executive positions with L Brands, Inc., serving as President and Chief Executive Officer of Bath & Body Works, Chief Executive Officer of Victoria’s Secret Beauty, and Chief Executive Officer of The White Barn Candle Company.
Ms. Pritchard received her B.A. in International Relations from the University of Wisconsin-Milwaukee and her M.B.A. from Marquette University.

Age: 70 Director Since: 2017 Term Ends: 2019 Committees: None Independent
We believe Ms. Pritchard’s experience in general management and the beauty industry, track record of building brands, and considerable experience as a board member for public companies provide her with the qualifications and skills to serve as a member of our Board.

2018 Proxy Statement	15

board of directors

continuing directors

Sabrina L. Simmons

Ms. Simmons has served as a member of our Board since March 2016. Ms. Simmons served as Executive Vice President and Chief Financial Officer of The Gap, Inc., a clothing company, from January 2008 until February 2018. Previously, Ms. Simmons also served in the following positions at Gap: Executive Vice President, Corporate Finance from September 2007 to January 2008, Senior Vice President, Corporate Finance and Treasurer from March 2003 to September 2007, and Vice President and Treasurer from September 2001 to March 2003. Prior to that, Ms. Simmons served as Chief Financial Officer and an executive member of the board of directors of Sygen International PLC, a British genetics company. Prior to that, Ms. Simmons was Assistant Treasurer at Levi Strauss & Co., a clothing company. Ms. Simmons currently serves as a member of the board of directors of Williams-Sonoma, Inc. (NYSE: WSM), a consumer retail company, where she is a member of the audit and finance committee. Ms. Simmons currently also serves on the Haas School of Business Advisory Board.
Ms. Simmons received her B.S. in Business from the University of California, Berkeley and received her M.B.A. from the Anderson School at the University of California, Los Angeles. Ms. Simmons is a certified public accountant (inactive status).

Age: 55 Director Since: 2016 Term Ends: 2020 Committees: Audit (Chair) Independent
We believe Ms. Simmons’ significant financial and accounting experience provide her with the qualifications and skills to serve as a member of our Board.

Maureen C. Watson

Ms. Watson has served as a member of our Board since August 2015 and has been designated to serve as a member of our Board by TPG Growth. Ms. Watson currently serves as Chief Product Officer of Madison Reed, Inc., a hair care company, a position she has held since August 2015. Previously, she served at Sephora USA, Inc., a cosmetics company, as Senior Vice President, Merchandising from March 2013 to March 2015. Prior to that, she served as Senior Vice President, Global Sales and Merchandising of Lucky Brand Jeans (Lucky Brand, Inc.), a clothing company, from September 2010 to September 2011. Prior to that, Ms. Watson served in various leadership roles at The Gap, Inc.
Ms. Watson earned a B.A. in Political Science and French from Middlebury College.

Age: 50 Director Since: 2015 Term Ends: 2020 Committees: NomGov (Chair) Independent
We believe Ms. Watson’s extensive consumer products and cosmetics experience provide her with the qualifications and skills to serve as a member of our Board.

16	2018 Proxy Statement

board of directors

role and responsibilities of the board of directors
The Board represents the stockholders’ interests and is responsible for furthering the long-term success and value of the Company, consistent with its fiduciary duties to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must exercise his or her good faith business judgment in the best interests of the Company and its stockholders. The Company is committed to conducting its business in accordance with ethical business principles. Integrity and ethical behavior are core values of the Company. The Board will provide the best example of these values and will reinforce their importance at appropriate times.
The Board meets at least quarterly each year and special meetings may be held as permitted in our bylaws. Directors are expected to attend and participate in Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary, to discharge properly their responsibilities. Directors are also encouraged to attend the annual meeting of stockholders.
board composition
The Board is currently comprised of nine members. The current members of the Board are Mr. Amin, Ms. Levitan, Mr. McGlashan, Ms. Parham, Mr. Perry, Ms. Pritchard, Ms. Simmons, Ms. Watson, and Mr. Wolford. Mr. Perry, Ms. Simmons, and Ms. Watson were each elected as a Class I director for a three-year term at our 2017 annual meeting of stockholders. Ms. Pritchard was appointed to the Board in November 2017 and serves as a Class III director, with a term ending at our 2019 annual meeting of stockholders. Ms. Parham was appointed to the Board in March 2018 and serves as a Class II director, with a term ending at the Annual Meeting. Mr. Amin and Mr. McGlashan have served on our Board since 2014 and 2015, respectively, and serve Class III directors, with a term ending at our 2019 annual meeting of stockholders.
Under our Second Amended Stockholders Agreement (as defined under the heading “Certain Relationships and Related Party Transactions”), TPG Growth has the right to designate up to three nominees for election our Board (and certain of our pre-IPO stockholders have agreed to vote their shares in favor of such nominees), depending on the percentage of our outstanding common stock TPG Growth holds. As of February 28, 2018, TPG Growth held 28.9% of our outstanding common stock.

Percentage of Outstanding Common Stock	Number of TPG Growth Nominees
30% or greater	3
Less than 30% but greater than or equal to 20%	2
Less than 20% but greater than or equal to 5%	1
Less than 5%	0
TPG Growth’s designees currently comprise three of our nine directors. In addition, subject to applicable laws and stock exchange regulations, TPG Growth has the right to have a representative appointed to serve on each committee of our Board other than the Audit Committee as long as TPG Growth has the right to nominate at least one director for election to our Board.
board leadership structure
Our Board has not adopted a specific policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board. The Board believes it is appropriate to retain the discretion and flexibility to make these determinations as needed to provide appropriate leadership for the Company. At this time, we believe the most appropriate Board leadership structure is for Mr. Amin to serve as our Chief Executive Officer and Chairman. As our Chief Executive Officer, Mr. Amin is responsible for the day-to-day leadership and performance of the Company, and as the Chairman, Mr. Amin sets the agenda for Board meetings and presides over meetings of the full Board. Although the Board has determined that Mr. Amin is not independent under New York Stock Exchange (“NYSE”) listing standards, the Board believes the experience, leadership, and vision he provides as Chief Executive Officer and Chairman are important to the short- and long-term success of the Company.

2018 Proxy Statement	17

board of directors

The Board has also not designated a lead independent director. Mr. McGlashan, however, presides at the regularly scheduled executive sessions of the independent directors.
Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is led by an independent chair. These committees play a critical role in our governance and strategy, and each committee has access to management and the authority to retain independent advisors as it deems appropriate director selection process
The Nominating and Corporate Governance committee is responsible for reviewing with the full Board, on an annual basis, the appropriate characteristics, skills and experience required for our Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•    personal and professional integrity;
•    ethics and values;
•    experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•    experience in the industries in which we compete;

•    experience as a board member or executive officer of another publicly held company;
•    diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;
•    conflicts of interest; and
•    practical and mature business judgment.

Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
In late 2017, the Nominating and Corporate Governance Committee engaged Boardspan Inc., an independent director search firm, to assist it in identifying and recruiting potential new candidates for the Board, including Ms. Pritchard and Ms. Parham. In late 2017 and early 2018, Boardspan completed its efforts in supporting the successful recruitment of Ms. Pritchard and Ms. Parham, respectively, to the Board.
Our Board will consider stockholder suggestions for nominees for directorship. In order for our Board to consider a stockholder nominee, the stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our Board. The stockholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any relationships, arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise. The stockholder must submit proof of Company stock ownership. Recommendations received after December 11, 2018 (120 days prior to the anniversary of the date this year’s proxy statement was first made available) will not be considered timely for consideration at next year’s annual meeting of stockholders. Our bylaws also specify further requirements as to the form and content of a stockholder’s submission.
All communications should be submitted in writing to:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
570 10th Street
Oakland, California 94607
The Company did not receive notice of any director nominations from its stockholders for the Annual Meeting.

18	2018 Proxy Statement

board of directors

director independence
Our Board has determined that each of Ms. Levitan, Mr. McGlashan, Ms. Parham, Mr. Perry, Ms. Pritchard, Ms. Simmons, Ms. Watson, and Mr. Wolford qualifies as an independent director in accordance with the NYSE listing requirements. Mr. Amin is not considered independent because he is an employee of the Company. NYSE’s independent director definition includes a series of objective tests, including that the director is not, and has not been within the last three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by NYSE rules, our Board has made an affirmative determination as to each independent director that he or she has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). In making these determinations, our Board considered ownership of our stock and reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
risk oversight
Our Board oversees the risk management process, while executive management oversees and manages risk on a daily basis. Executive management provides regular reports to our Board on areas of material risk to the Company, including operational, financial, legal, regulatory, and strategic risks. While our Board is ultimately responsible for risk oversight, each of the Board committees assists in fulfilling these oversight responsibilities. The Audit Committee oversees management of risks relating to financial and internal controls by identifying key areas of risk for the Company. The Audit Committee also discusses with management the Company’s policies with respect to risk assessment and risk management and the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the compensation of executives and employees. The Nominating and Corporate considers potential risks related to the effectiveness of our Board, including succession planning for our Board and our overall governance and structure. To facilitate our Board’s oversight of our risk management process, the relevant committee reports (or delegates to our General Counsel or other relevant executive officer to report) on its discussions to the full Board at its regular meetings, thereby enabling our Board and its committees to coordinate the risk oversight role and keep informed of any developments impacting the Company’s risk profile.
meeting attendance
During 2017, our Board held 4 meetings. Each director, for the portion of 2017 that such director was a member of our Board or a particular committee, as applicable, attended at least 75% of the total number of meetings of our Board held during 2017 and the total number of meetings held during 2017 by all committees of our Board on which that director served. Although we do not have a policy with regard to directors’ attendance at our annual meeting of stockholders, all of the directors are encouraged to attend such meetings. Each director that was a director at the time of our 2017 annual meeting stockholders, other than Mr. McGlashan, attended our 2017 annual meeting of stockholders.
board committees
Our Board currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

2018 Proxy Statement	19

board of directors

The following table provides membership for 2017 for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee:

Name	Audit	Compensation	Nominating and Corporate Governance
Tarang P. Amin
Lauren Cooks Levitan	Member		Member
William E. McGlashan, Jr.		Chair
Richelle P. Parham
Kirk L. Perry
Beth M. Pritchard
Sabrina L. Simmons	Chair
Maureen C. Watson			Chair
Richard G. Wolford	Member	Member
audit committee
The current members of the Audit Committee are Ms. Simmons, who serves as the Chair, and Ms. Levitan and Mr. Wolford. The Audit Committee met 5 times in 2017.
Our Board has determined that all members of the Audit Committee are independent within the meaning of the rules and regulations of the SEC and the NYSE listing standards and meet NYSE’s financial literacy requirements. Our Board has also determined that Ms. Simmons is an “audit committee financial expert” within the meaning of the SEC regulations.
The Audit Committee, in addition to such other responsibilities set forth in its charter or as directed by our Board from time to time, engages and evaluates our independent public accounting firm; assesses the independence of our independent public accounting firm; monitors the rotation of the partners assigned to the audit engagement team; oversees and reviews the Company’s financial and accounting controls and processes; oversees and evaluates the scope of the annual audit’ reviews audit results; reviews the impact of new or proposed changes in accounting principles or regulatory requirements; consults with management and our independent public accounting firm prior to the presentation of financial statements to stockholders; and, as appropriate, initiates inquiries into aspects of our internal accounting controls and financial affairs.
The Audit Committee operates pursuant to a written charter, a copy of which is available on our website at http://investor.elfcosmetics.com/corporate-governance/committees.
The report of the Audit Committee is on page 36.
compensation committee
The current members of the Compensation Committee are Mr. McGlashan, who serves as Chair, and Mr. Wolford. The Compensation Committee met 2 times in 2017.
Our Board has determined that all members of the Compensation Committee are independent within the meaning of the rules and regulations of the SEC, the regulations of the Internal Revenue Code of 1986 (the “Internal Revenue Code”), and the NYSE listing standards. No member of our Compensation Committee served at any time during 2017 as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our Board or Compensation Committee.
The Compensation Committee, in addition to such other responsibilities set forth in its charter or as directed by our Board from time to time, sets the compensation program and compensation of our executive officers, directors, and key personnel; reviews and approves all employment, severance and change in control arrangements with our executive officers; and monitors, and acts as the administrator of, our incentive-compensation and equity-based compensation plans.
The Compensation Committee operates pursuant to a written charter, a copy of which is available on our website at http://investor.elfcosmetics.com/corporate-governance/committees.

20	2018 Proxy Statement

board of directors

nominating and corporate governance committee
The current members of the Nominating and Corporate Governance Committee are Ms. Watson, who serves as the Chair, and Ms. Levitan. The Nominating and Corporate Governance Committee met 2 times in 2017.
Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent within the meaning of the NYSE listing standards.
The Nominating and Corporate Governance Committee, in addition to such other responsibilities set forth in its charter or as directed by our Board from time to time, makes recommendations to our Board regarding candidates for directorships and the size and composition of our Board; oversees our corporate governance policies; oversees the evaluation of management and the Board; and makes recommendations to our Board concerning governance matters.
The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is available on our website at http://investor.elfcosmetics.com/corporate-governance/committees.
director compensation
We have a Non-Employee Director Compensation Program pursuant to which we compensate our non-employee directors for their service on our Board. All of our non-employee directors are eligible to receive compensation for their service on our Board; however, Mr. McGlashan has elected not to receive any compensation for his service. Our Non-Employee Director Compensation Program provides for the following compensation to our non-employee directors:

Retainer	Cash(1)	Stock Award(2)	Total
Annual Retainer	$45,000	$140,000	$185,000
Audit Committee Chairperson Retainer	$15,000	$—	$15,000
Audit Committee Member Retainer	$7,500	$—	$7,500
Compensation Committee Chairperson Retainer	$10,000	$—	$10,000
Compensation Committee Member Retainer	$5,000	$—	$5,000
Nominating and Corporate Governance Chairperson Committee Retainer	$6,000	$—	$6,000
Nominating and Corporate Governance Member Committee Retainer	$3,000	$—	$3,000

(1)	Prior to January 1 of any year, a non-employee director may elect to receive all of his or her annual cash retainer for the following year in the form of an equity award.
(2)
Payable in time-vesting restricted stock units (“RSUs”). The actual number of RSUs granted to a director is calculated by dividing the dollar amount in the table by the closing trading price of our common stock on the date of grant, pro-rated for new directors.

The cash portion of the annual retainers is paid on a quarterly basis in arrears. If a director does not serve as a non-employee director for an entire calendar quarter, the cash portion of the annual retainers will be prorated based on the portion of such quarter such director actually served as a non-employee director. The equity portion of the annual retainer is granted on the date of each annual meeting of stockholders, or for new directors, on the date of appointment, and vests in full on the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the next annual meeting of stockholders after the grant date, subject to the director continuing to serve as a non-employee director through the vesting date. If a non-employee director is elected or appointed to our Board on any date other than the date of the annual meeting of stockholders, the equity portion of the annual retainer will be granted on the date of election or appointment, prorated based on the number of days before the next annual meeting of stockholders after the date of election or appointment, and vests in full immediately prior to the next annual meeting of stockholders after the grant date, subject to the director continuing to serve as a non-employee director through the vesting date. All equity awards granted to our non-employee directors pursuant to the Non-Employee Director Compensation Program vest fully immediately prior to the occurrence of a change in control (as defined in the Company’s 2016 Equity Incentive Award Plan or any other applicable equity incentive plan).

2018 Proxy Statement	21

board of directors

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2017 (including payments made in 2018 for the directors’ service in 2017). No non-employee director elected to defer any compensation earned by or paid in 2017.

Name	Fees Earned or Paid in Cash	Stock Award(1)	Total
Lauren Cooks Levitan*	$22,413	$195,495	$217,908
William E. McGlashan, Jr.	$—	$—	$—
Kirk L. Perry	$45,000	$139,980	$184,980
Beth M. Pritchard†	$6,481	$69,696	$76,177
Sabrina L. Simmons*	$24,231	$199,993	$224,224
Maureen C. Watson*	$20,596	$190,997	$211,593
Richard G. Wolford*	$23,221	$197,483	$220,704

*			Each of Ms. Levitan, Ms. Simmons, Ms. Watson, and Mr. Wolford elected to receive an equity award in lieu of cash commencing on May 24, 2017.
†			Ms. Pritchard was appointed to our Board effective as of November 8, 2017.
(1)
Represents the grant date fair value of RSUs granted to the director, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. For a discussion of the valuation of these awards, see Notes to Consolidated Financial Statements at Note 12 in the 2017Annual Report. These amounts do not reflect the amount the director has actually realized or will realize from the awards upon the vesting of the granted RSUs, or the sale of the shares underlying the granted RSUs. As of December 31, 2017, Ms. Levitan held 7,867 unvested RSUs and 34,500 exercisable stock options (of which 27,600 are unvested but permit early exercise), Mr. McGlashan held 0 unvested RSUs and 0 unexercised stock options, Ms. Parham held 0 unvested RSUs and 0 unexercised stock options, Mr. Perry held 5,633 unvested RSUs and 0 unexercised stock options, Ms. Pritchard held 0 unvested RSUs and 0 unexercised stock options, Ms. Simmons held 8,048 unvested RSUs and 34,500 unexercised stock options (of which 27,600 are unvested but permit early exercise), Ms. Watson held 7,686 unvested RSUs and 34,500 unexercised stock options, and Mr. Wolford held 7,947 unvested RSUs and 34,500 unexercised stock options.

22	2018 Proxy Statement

corporate governance
code of business conduct and ethics
We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Code of Business Conduct and Ethics is designed to help directors and employees resolve ethical and compliance issues encountered in the business environment. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website.
corporate governance guidelines
We have adopted Corporate Governance Guidelines that cover areas such as director qualifications and responsibilities, management succession and Board committees. A copy of the Corporate Governance Guidelines is available on our website at http://investor.elfcosmetics.com/corporate-governance/governance-guidelines.
communications with our board of directors
We invite interested persons, including our stockholders, to contact our Board or individual directors about corporate governance or matters related to our Board. All such correspondence should be sent in writing to the following address:
e.l.f. Beauty, Inc.
ATTN: Corporate Secretary
570 10th Street
Oakland, California 94607
Depending on the subject matter, our Corporate Secretary will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and makes those communications available to our Board upon request.
section 16(a) beneficial ownership reporting compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file initial reports of ownership and changes in ownership of our common stock with the SEC. These persons and entities are also required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms furnished to the Company and other written representations to us, during 2017, all reporting persons complied with all applicable Section 16(a) filing requirements, except that Mr. Baruch, Mr. Fieldman, Mr Milsten, and Mr. Perry each filed late one Form 4, reporting one transaction each.

2018 Proxy Statement	23

executive officers
The following is a list of our executive officers and their respective ages, positions, and brief biographies as of the date of this proxy statement.

Tarang P. Amin
chief executive officer
Mr. Amin has served as our Chief Executive Officer since January 2014. Mr. Amin’s biography is set forth under the heading “Board of Directors— Proposal 1: Election of Class II Directors —Nominees.”
Age: 53

John P. Bailey
president and chief financial officer

Mr. Bailey has served as our President and Chief Financial Officer since August 2015. Previously, from July 2010 to August 2015, Mr. Bailey served as Partner with TPG, a global investment firm, where he was responsible for leading the consumer sector for TPG Growth, LLC, the middle market and growth equity platform of TPG and an affiliate of the Company. While at TPG , Mr. Bailey served as a member of the board of directors of the Company, as well as a number of portfolio companies including Angie’s Artisan Treats, Beautycounter, Fender and Ride and provided significant contributions to the board of directors of Schiff Nutrition. Prior to joining TPG, Mr. Bailey was with Greenwich, Connecticut-based North Castle Partners, a consumer private equity firm focused in the healthy, active and sustainable living sectors, focusing on consumer and retail investments in the personal care, food and beverage, fitness and recreation, vitamin minerals, and supplements and OTC health sectors. During that time, Mr. Bailey served on the boards of directors of Cascade Sports, Octane Fitness and Red Door Spas, and worked closely with a number of other portfolio companies. Prior to North Castle, Mr. Bailey was in the investment banking division of Credit Suisse First Boston.
Mr. Bailey earned his B.B.A. at the University of Michigan Business School.

Age: 37

24	2018 Proxy Statement

executive officers

Richard F. Baruch, Jr.
senior vice president and chief commercial officer

Mr. Baruch has served as our Senior Vice President and Chief Commercial Officer since February 2014. Mr. Baruch most recently served as Senior Vice President and Chief Commercial Officer at Schiff Nutrition from July 2012 to January 2013. From December 2010 to June 2012, he was Vice President, Category Advisory Services at Coca-Cola Refreshments, a division of The Coca-Cola Company, a leading global beverage company, where he led an initiative to build a new organization and bring a new set of capabilities to Coca-Cola’s North American business. From January 2009 to December 2012, Mr. Baruch was President and Chief Operating Officer of Cotn’Wash, Inc., a laundry products company. Prior to that, Mr. Baruch spent 14 years at The Clorox Company in a number of leadership roles, with the most recent as Vice President and General Manager of the Home Care business. He began his career at Procter & Gamble in various sales management roles.
Mr. Baruch holds a B.A. in English from the University of Pennsylvania.

Age: 50

Jonathan T. Fieldman
senior vice president, operations

Mr. Fieldman has served as our Senior Vice President, Operations since July 2016. Prior to that, Mr. Fieldman served as Senior Vice President, Operations at Angie’s Boom Chicka Pop, a snack food company, from January 2015 to July 2016. From January 2014 to January 2015, Mr. Fieldman served as Chief Supply Officer for Shaklee Corporation, a natural nutrition company. Previously, Mr. Fieldman worked for Schiff Nutrition, where he served as Senior Vice President, Operations from May 2011 to February 2013. Prior to Schiff Nutrition, Mr. Fieldman spent 12 years at The Clorox Company in various supply chain roles, including Planning Director, Sourcing Director and Plant Manager, with the most recent as Vice President, Specialty Supply Chain. Prior to that, Mr. Fieldman worked for General Mills, Inc., a multinational manufacturer and marketer of branded consumer foods, for eight years in a variety of manufacturing roles. Mr. Fieldman also serves on the board of directors of the Alameda County Community Food Bank.
Mr. Fieldman holds a B.S. in Industrial Engineering and Engineering Management from Stanford University.

Age: 48

Scott K. Milsten
senior vice president, general counsel, corporate secretary and chief people officer

Mr. Milsten has served as our Senior Vice President, General Counsel and Corporate Secretary since January 2014 and, in addition, as our Chief People Officer since August 2016. Previously, Mr. Milsten served as Senior Vice President, General Counsel and Corporate Secretary at Schiff Nutrition from July 2011 to January 2013. Prior to that, Mr. Milsten was Senior Vice President, General Counsel and Corporate Secretary of Celera Corporation, a healthcare diagnostics company, from August 2009 until Celera’s sale to Quest Diagnostics Incorporated in June 2011. He also served as Vice President, General Counsel and Corporate Secretary of Celera from November 2008 to August 2009. Mr. Milsten began his career practicing corporate law with the law firm of Latham & Watkins LLP.
Mr. Milsten holds a J.D. from the University of Pennsylvania Law School and a B.A. in English from Duke University.

Age: 48

2018 Proxy Statement	25

executive compensation
general
This section sets forth information with regard to compensation for services rendered by our named executive officers in 2017. The compensation provided to our named executive officers for 2017 is set forth in detail in the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year End table that follow this section, as well as the accompanying footnotes and narratives relating to those tables.
As an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and, while we have included some additional background information regarding our compensation setting process and our compensation programs, we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to hold an advisory vote to approve the compensation of our named executive officers (commonly referred to as a “say-on-pay vote”).
named executive officers
Our named executive officers for 2017 were as follows:

Name	Position
Tarang P. Amin	Chairman, Chief Executive Officer, and Director
John P. Bailey	President and Chief Financial Officer
Scott K. Milsten	Senior Vice President, General Counsel, Corporate Secretary & Chief People Officer
compensation setting process
Our Board or the Compensation Committee reviews each executive officer’s compensation from time to time to ensure that it adequately reflects the executive officer’s qualifications, experience, role and responsibilities.
Our Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed by the Compensation Committee) and makes recommendations regarding the base salary and other compensation payable to these executive officers. The Compensation Committee considers those recommendations in determining base salaries, annual cash bonus program targets and awards and equity awards, if any, for the executive officers. The Compensation Committee generally exercises its discretion in modifying any recommended adjustments or awards to executives. The Compensation Committee has the authority to retain consultants and advisors as it may deem appropriate in its sole discretion, and has the sole authority to approve related fees and other retention terms.
The Compensation Committee engages Radford, an independent compensation consulting firm, from time to time to advise the Compensation Committee with respect to our overall executive compensation programs, including market comparisons and long-term incentive programs. Radford reports directly to the Compensation Committee and does not provide any non-compensation related services to the Company. Based on an assessment of the six independence factors established by the SEC, the Compensation Committee determined that the engagement of Radford does not raise any conflicts of interest or similar concerns. In addition, the Compensation Committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest.
compensation components
base salaries
We provide base salary as a fixed source of compensation for our named executive officers, allowing them a degree of certainty with respect to their day-to-day compensation. The Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent. Initial base

26	2018 Proxy Statement

executive compensation

salaries for our named executive officers were established in employment agreements entered into with each of them in connection with their commencement of employment or our initial public offering. The relative levels of base salary for our named executive officers are designed to reflect each such named executive officer’s scope of responsibility and accountability to us. The Compensation Committee reviews the base salaries of our named executive officers periodically, along with the base salaries of similarly situated executives at a group of peer companies selected by our independent compensation consultant and approved by the Compensation Committee, and may adjust the base salaries of our named executive officers from time to time.
The base salaries for 2017 for our named executive officers are set forth below:

Name	Salary
Tarang P. Amin	$475,000
John P. Bailey	$425,000
Scott K. Milsten	$325,000
Each named executive officer’s base salary has remained the same since that named executive officer joined the Company.
cash bonuses
We provide annual performance-based cash bonuses to motivate our named executive officers to achieve our business and strategic goals, in addition to individual goals. Our named executive officers have a target bonus, which is set at a percentage of base salary, and is typically set forth in the named executive officer’s employment agreement. The Compensation Committee determines the final amount of the bonus based on the Company’s performance. In February 2018, our Compensation Committee determined that, based on the Company’s Adjusted EBITDA performance in 2017, each named executive officer was entitled to receive 85% of his target bonus.
The bonus targets, as well as the actual bonuses, for 2017 for our named executive are set forth below:

Name	Target Bonus (% of Salary)	Target Bonus	Actual Bonus (% of Target)	Actual Bonus
Tarang P. Amin	100%	$475,000	85%	$403,750
John P. Bailey	75%	$318,750	85%	$270,937
Scott K. Milsten	40%	$130,000	85%	$110,500
Each named executive officer’s bonus target has remained the same since that named executive officer joined the Company.
equity compensation
Consistent with our compensation objectives, equity is the primary component of our executive compensation program because it allows us to attract and retain key talent in our industry and we believe that it aligns our executives’ contributions with the long-term interests of the Company and our stockholders. We have designed our equity-based compensation program to serve as an effective recruitment and retention tool while also motivating our executive officers to work toward corporate objectives that we believe provide a meaningful return to our stockholders.
In determining the estimated size of equity awards to any given named executive officer, the Compensation Committee considers a number of reference points, including the executive’s then-current total direct compensation (i.e., the sum of salary, target bonuses, and the annualized value of equity awards), the compensation paid to such executive’s peers within the Company, and the compensation paid to executives in comparable positions at other companies within a group of peer companies selected by our independent compensation consultant and approved by the Compensation Committee.

2018 Proxy Statement	27

executive compensation

The equity grants made to our named executive officers during 2017 are as set forth below.

Name	Grant Date	Options (#)	Option Exercise Price	Stock Awards (#)
Tarang P. Amin	2/14/2017(1)	213,000	$26.84	—
	2/14/2017(2)	—	—	266,600
John P. Bailey	2/14/2017(1)	96,900	$26.84	—
	2/14/2017(2)	—	—	121,200
Scott K. Milsten	2/14/2017(1)	48,300	$26.84	—
	2/14/2017(2)	—	—	60,600

(1)
The stock options vest and become exercisable in three equal tranches on the 30th consecutive trading day that the per share closing price of the Company’s common stock equals or exceeds certain successively higher share price targets, subject to continued service through the applicable vesting date; provided that in the event of a change in control (as defined in the 2016 Equity Incentive Plan), if the per share consideration provided to the stockholders of the Company pursuant to such change in control equals or exceeds the applicable share price target for a tranche that has not previously or otherwise vested, then the stock options for that tranche vest in full immediately prior to such change in control, subject to continued service through the closing of the change in control.

(2)
The RSUs and shares of restricted stock, as applicable, vest in four substantially equal installments on the first four anniversaries of the date of the grant, subject to continued service through the applicable vesting date.

other compensation components
Severance. Each named executive officer’s employment agreement (as described below under the heading “Employment Agreements”) provides that if his employment is terminated during the term of the employment agreement by us for reasons other than death, disability or “cause” (as defined in each employment agreement), or at the election of the named executive officer for “good reason” (as defined in each employment agreement), prior to the end of the term of employment, then, in addition to any accrued but unpaid base salary and vacation time and such employee benefits, if any, to which the named executive officer or his dependents may be entitled under our employee benefit plans or programs, and reimbursement for reasonable business expenses, each as would have been payable through the date of termination and any unpaid annual bonus earned for a previously completed fiscal year, he will be entitled to receive (i) an amount equal to his base salary, payable monthly for a period of 12 months following the date of termination (except that Mr. Amin will be entitled to two times his base salary); (ii) continued COBRA coverage for such named executive officer and his eligible dependents for a period of up to 18 months; and (iii) a pro-rated bonus based on actual performance for the fiscal year in which termination occurs, provided that the named executive officer has been employed with us for at least six months of such fiscal year.
All such severance payments and benefits are contingent upon each named executive officer’s compliance with certain confidentiality and other provisions as set forth in his respective employment agreement, and the execution of a general release of claims against the Company.
Change in Control. For equity awards granted after 2016 to our named executive officers other than Mr. Amin, in the event of a named executive officer’s termination of employment by reason of death or disability, by the Company without “cause” or by the named executive officer for “good reason”, in each case, within 12 months following a change in control, each equity award held by the named executive officer will vest in full. Under a policy adopted by the Compensation Committee in 2016, equity awards granted after 2016 to Mr. Amin, unless otherwise determined by the Compensation Committee at the time the equity award is granted, will vest in full immediately prior to a change in control, subject to his continuing to provide services to the Company through the date of the change in control.
Retirement Plans. We also maintain a 401(k)-retirement savings plan through e.l.f. Cosmetics, Inc. (our operating subsidiary) for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax (Roth) basis through contributions to the 401(k) plan. We also generally make matching contributions based on the percentage of each employee’s elective deferrals, subject to a pre-determined maximum. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees in accordance with our compensation policies.

28	2018 Proxy Statement

executive compensation

Please see the “All Other Compensation” column in the Summary Compensation Table for information relating to 401(k) plan matching contributions made to our named executive officers in 2017.
Employee Benefits and Perquisites. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical flexible spending accounts, short-term and long-term disability insurance and life insurance.
In addition, pursuant to his employment agreement, we offer Mr. Amin reimbursement of up to $20,000 per year for expenses incurred by him in connection with financial planning and tax preparation assistance. Except as noted above with respect to Mr. Amin, we do not provide our named executive officers with perquisites or other personal benefits other than those which apply uniformly to all of our employees.
Please see the “All Other Compensation” column in the Summary Compensation Table for information relating to perquisites reimbursements made to our named executive officers in 2017.
Employee Stock Purchase Plan. We have adopted, but not yet implemented, an employee stock purchase plan, which is designed to allow our eligible employees to purchase shares of our common stock with accumulated payroll deductions.
employment agreements
We and e.l.f. Cosmetics, Inc. (our operating subsidiary) have entered into employment agreements with each of our named executive officers. These agreements set forth the terms and conditions of employment of each named executive officer, including base salary, initial stock option grants and standard employee benefit plan participation.
Each employment agreement provides that the respective named executive officer will continue to serve in his stated capacity until the fifth anniversary of his date of hire. This initial term is automatically extended for successive one-year periods, unless either we or the named executive officer provide at least 60 days prior written notice of intent to terminate the employment agreement.
compensation risk assessment
Consistent with the SEC’s disclosure requirements, we have assessed our compensation programs for all employees. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Management has evaluated our executive and employee compensation and benefits programs to determine if these programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment process includes a review of program policies and practices; analysis to identify risks and risk controls related to our compensation programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, the effectiveness of our risk controls and the impacts of our compensation programs and their risks to our strategy. Although we periodically review all compensation programs, we focus on the programs with variability of payout, as well as those with the ability of a participant to directly affect payout; we also focus on the controls on participant action and payout. In relation to this, we believe that our incentive compensation arrangements provide incentives that do not encourage risk taking beyond our ability to effectively identify and manage significant risks and are compatible with effective internal controls and our risk management practices.
The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.
compensation committee interlocks and insider participation
The individuals who served as members of the Compensation Committee during 2017 were Mr. McGlashan and Mr. Wolford, both of whom was determined by the Board to be independent under the applicable rules and regulations of the NYSE relating to compensation committee independence. No member of our Compensation Committee served at any time during 2017 as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our Board or Compensation Committee.

2018 Proxy Statement	29

executive compensation

executive compensation tables
summary compensation table

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Tarang P. Amin	2017	$475,000	$7,155,544	$2,269,160	$403,750	$20,000	(3)	$10,323,454
Chairman & Chief Executive Officer	2016	$475,000	$2,491,537	$2,748,985	$950,000	$20,000	(3)	$6,685,522
John P. Bailey	2017	$425,000	$3,253,008	$1,032,308	$270,937	$654	(4)	$4,981,907
President and Chief Financial Officer	2016	$425,000	$1,132,506	$1,309,407	$637,500	$—		$3,504,413
Scott K. Milsten	2017	$325,000	$1,626,504	$514,556	$110,500	$4,000	(4)	$2,580,560
SVP, General Counsel, & Chief People Officer	2016	$325,000	$566,270	$625,486	$260,000	$4,000	(4)	$1,780,756

(1)
Represents the grant date fair value of stock options, RSUs, and shares of restricted stock granted to the named executive officer in the year indicated, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions, disregarding the effects of estimated forfeitures. The grant date fair value of stock options with a market condition is based on the probable outcome of such condition; no maximum value applies. For stock option awards for 2016, the amounts also include the incremental fair value of an adjustment to the exercise prices of outstanding options held by our named executive officers, which was approved in June 2016 in connection with a special dividend, totaling $26,927 for Mr. Amin, $72,102 for Mr. Bailey, and $6,837 for Mr. Milsten. For a discussion of the valuation of these awards, see Notes to Consolidated Financial Statements at Note 12 in the 2017 Annual Report. These amounts do not reflect the amount the named executive officer has actually realized or will realize from the awards upon the vesting of the granted stock options, RSUs, and shares of restricted stock or the sale of the shares underlying the granted stock options, RSUs, and shares of restricted stock.

(2)
Amounts for 2017 represent the actual bonus earned for 2017 and paid in early 2018 based on our achievement of Adjusted EBITDA as described above under the heading ”Cash Bonuses”. Amounts for 2016 represent the actual bonus earned for 2016 and paid in early 2017.

(3)
Pursuant to Mr. Amin’s employment agreement, the Company reimburses Mr. Amin for expenses incurred by him relating to financial planning and tax preparation assistance, subject to a maximum of $20,000 per year.

(4)		Represents amount of 401k plan match contributions made by the Company.

30	2018 Proxy Statement

executive compensation

outstanding equity awards at fiscal year-end
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2017. Dollar amounts, except exercise prices, are rounded to the nearest whole dollar.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested (1)
Tarang P. Amin	1/31/2014	476,888	—	—	$1.84	1/31/2024	—	—
	9/21/2016(2)	107,009	321,028	—	$17.00	9/21/2026	—	—
	9/21/2016(3)	—	—	—	—	—	109,921	$2,452,338
	2/14/2017(2)	—		213,000	$26.84	2/14/2027	—	—
	2/14/2017(3)	—	—	—	—	—	216,600	$4,832,346
	2/14/2017(3)	—	—	—	—	—	50,000	$1,115,500
John P. Bailey	8/12/2015	714,275	—	—	$1.84	8/12/2025	—	—
	9/21/2016(2)	48,641	145,922	—	$17.00	9/21/2026	—	—
	9/21/2016(3)	—	—	—	—	—	49,963	$1,114,675
	2/14/2017(2)	—	—	96,900	$26.84	2/14/2027	—	—
	2/14/2017(3)	—	—	—	—	—	121,200	$2,703,972
Scott K. Milsten	1/31/2014	55,200	—	—	$1.84	1/31/2024	—	—
	8/12/2015	209,939	—	—	$1.84	8/12/2025	—	—
	9/21/2016(3)	24,320	72,961	—	$17.00	9/21/2026	—	—
	9/21/2016(3)	—	—	—	—	—	24,982	$557,348
	2/14/2017(2)	—	—	48,300	$26.84	2/14/2027	—	—
	2/14/2017(3)	—	—	—	—	—	60,600	$1,351,986

(1)
Represents the market value of the shares underlying the granted RSUs as of December 31, 2017, based on the closing price of our common stock, as reported on the NYSE, of $22.31 per share on December 29, 2017 (the last trading day of 2017).

(2)
The stock options vest and become exercisable in three equal tranches on the 30th consecutive trading day that the per share closing price of the Company’s common stock equals or exceeds certain successively higher share price targets, subject to continued service through the applicable vesting date; provided that in the event of a change in control (as defined in the 2016 Equity Incentive Plan), if the per share consideration provided to the stockholders of the Company pursuant to such change in control equals or exceeds the applicable share price target for a tranche that has not previously or otherwise vested, then the stock options for that tranche vest in full immediately prior to such change in control, subject to continued service through the closing of the change in control.

(3)
The stock options, RSUs, and shares of restricted stock, as applicable, vest in four substantially equal installments on the first four anniversaries of the date of the grant, subject to continued service through the applicable vesting date.

2018 Proxy Statement	31

equity compensation plan information
The following table provides certain information, as of December 31, 2017, with respect to all of the Company’s equity compensation plans in effect as of December 31, 2017 (which consist of the 2014 Equity incentive Plan, the 2016 Equity Incentive Award Plan, and the 2016 Employee Stock Purchase Plan). No warrants are outstanding under any of the foregoing plans. All of our equity compensation plans that were in effect as of December 31, 2017 were adopted with the approval of our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)(2)
Equity Compensation Plans Approved by Stockholders(3)	5,950,456(4)	$8.69	5,628,273(5)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
TOTAL	5,950,456(4)	$8.69	5,628,273(5)

(1)
The calculation of the weighted-average exercise price of the outstanding stock options and rights excludes the shares of common stock included in column (a) that are issuable upon the vesting of then-outstanding RSUs because RSUs have no exercise price.

(2)		Excludes securities reflected in column (a).
(3)
The 2016 Equity Incentive Award Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2017 and ending in 2026, equal to the lesser of (i) 4% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 22,627,878 shares of stock may be issued upon the exercise of incentive stock options. The 2016 Employee Stock Purchase Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2017 and ending in 2026, equal to the lesser of (i) 1% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of stock as determined by our Board; provided, however, no more than 6,788,363 shares of stock may be issued under the 2016 Employee Stock Purchase Plan, subject to certain adjustments.

(4)		Consists of 5,003,832 shares of common stock underlying outstanding options and 946,642 shares of common stock underlying outstanding restricted stock units.
(5)
Includes 1,357,876 shares that were available for future issuance as of December 31, 2017 under the 2016 Employee Stock Purchase Plan, which allows eligible employees to purchase shares of common stock with accumulated payroll deductions. The 2016 Employee Stock Purchase Plan, however, has not been implemented.

32	2018 Proxy Statement

ownership of common stock of the company
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of February 28, 2018 (except as otherwise noted below) by: (i) each nominee for director; (ii) each of our continuing directors; (iii) each of our named executive officers; (iv) all of our named executive officers and directors as a group; and (v) all those known by us to be beneficial owners of more than five percent of our common stock.
Except as specified in the following sentence, beneficial ownership is determined according to the rules of the SEC and generally means that (i) shares subject to stock options currently exercisable or exercisable within 60 days of February 28, 2018 and (ii) RSUs vesting within 60 days of February 28, 2018 are deemed to be outstanding for computing the percentage ownership of the stockholder holding those stock options and RSUs but not for any other stockholder.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o e.l.f. Beauty, Inc., 570 10th Street, Oakland, CA 94607.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares(1)
Greater than 5% Stockholders:
Parties to the Second Amended and Restated Stockholders Agreement (2)	25,228,792	54.0%
TPG Growth II Advisors, Inc. (3)(4)	13,510,828	28.9%
Tarang P. Amin (5)	5,387,810	11.5%
J.A. Cosmetics Corp.(6)	4,615,221	9.9%
FMR LLC (7)	3,027,200	6.5%
Champlain Investment Partners, LLC (8)	2,749,980	5.9%
Named Executive Officers and Directors:
Tarang P. Amin (5)	5,387,810	11.5%
John P. Bailey (9)	1,088,165	2.3%
Scott K. Milsten (10)	626,768	1.3%
Lauren Cooks Levitan (11)	34,500	*
William E. McGlashan, Jr.(12)	—	—
Richelle P. Parham	—	—
Kirk L. Perry (13)	6,900	*
Beth M. Pritchard	—	—
Sabrina L. Simmons (14)	34,500	*
Maureen C. Watson (15)	34,500	*
Richard G. Wolford (16)	34,500	*
All Named Executive Officers and Directors as a Group	7,247,643	15.5%

*		Represents ownership of less than 1% of the total outstanding shares of common stock.
(1)		Based on 46,762,354 shares of common stock outstanding as of February 28, 2018.
(2)
Pursuant to the Second Amended and Restated Stockholders Agreement, (a) J.A. Cosmetics Corp. and certain other parties have agreed to vote their shares in favor of individuals designated to serve on our board of directors by TPG elf Holdings, L.P. (the direct holder of TPG Growth’s shares of Company common stock) and (b) J.A. Cosmetics Corp., Mr. Amin and his family trusts and certain other parties have granted an irrevocable proxy in respect of all (or certain, in the case of Mr. Amin and his family trusts) of their shares of our common stock to TPG elf Holdings, L.P., for so long as TPG elf Holdings, L.P. has the right to designate at least one member of our Board to vote all of the shares of the common stock held by such entity or individual in connection with matters relating to the composition of our board of directors and the right of TPG elf Holdings, L.P. to appoint members of our board of directors; provided, that such proxy will terminate with respect to Mr. Amin and his affiliated holders if and when he is no longer an executive officer, director or holder of more than 10% of any class of our equity securities.

(3)
Based on a Schedule 13G/A filed with the SEC on February 13, 2018 by TPG Growth, David Bonderman, and James G. Coulter. TPG Growth is the beneficial owner of 13,510,828 shares of common stock, has sole voting power over 0 shares of common stock, has shared voting power over 13,510,828 shares of common stock, has sole dispositive power over 0 shares of common stock and has shared dispositive power over 13,510,828 shares of common stock. Mr. Bonderman and Mr. Coulter, as the sole shareholders of TPG Growth, may be deemed to beneficially own the shares of common stock beneficially owned by TPG Growth (but Mr. Bonderman and Mr. Coulter disclaim any such beneficial ownership except to the extent of their pecuniary interest therein). The shares of common stock beneficially owned by TPG Growth, Mr. Bonderman, and Mr. Coulter are held directly by TPG elf Holdings, L.P. (of which TPG Growth is the general partner). TPG Growth’s, Mr. Bonderman’s, and Mr. Coulter’s address is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

2018 Proxy Statement	33

beneficial ownership

(4)
In addition to the shares of common stock beneficially owned by TPG Growth as indicated in footnote (3), as a result of the voting obligations and irrevocable proxy set forth in the Second Amended and Restated Stockholders Agreement, TPG elf Holdings, L.P. (and TPG Growth, Mr. Bonderman, and Mr. Coulter) may be deemed to be the beneficial owner of the shares of common stock held by certain other parties to the Second Amended and Restated Stockholders Agreement. Those additional shares of common stock are not reflected in TPG Growth’s beneficial ownership in the table above. In the Schedule 13G/A noted in footnote (3), TPG Growth, Mr. Bonderman, and Mr. Coulter disclaim beneficial ownership of the shares held by the stockholders that are parties to the Stockholders Agreement

(5)
Represents (i) 1,188,676 shares of common stock held by Mr. Amin, (ii) 3,615,237 shares of common stock held by various family trusts for which Mr. Amin and his wife Hirni Amin serve as co-trustees and over which they each have sole investment and voting power, (iii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Mr. Amin, and (iv) 583,897 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Mr. Amin.

(6)
Based on a Schedule 13G/A filed with the SEC on February 12, 2018 by J.A. Cosmetics Corp. J.A. Cosmetics Corp. is the beneficial owner of 4,615,221shares of common stock, has sole voting power over 4,615,221 shares of common stock, has shared voting power over 0 shares of common stock, has sole dispositive power over 4,615,221 shares of common stock and has shared dispositive power over 0 shares of common stock. Joseph A. Shamah, Alan Shamah and Frank Pisani share voting, investment and dispositive power over the shares held by J.A. Cosmetics Corp., and as a result, each may be deemed to share beneficial ownership of the shares held of record by J.A. Cosmetics Corp. (but each such individual disclaims any such beneficial ownership. J.A. Cosmetics Corp.’s address is 1393 East 7th Street, Brooklyn, New York 11230.

(7)
Based on a Schedule 13G filed with the SEC on February 13, 2018 by FMR LLC and Abigail P. Johnson. FMR LLC is the beneficial owner of 3,027,200 shares of common stock, has sole voting power over 36,500 shares of common stock, has shared voting power over 0 shares of common stock, has sole dispositive power over 3,027,200 shares of common stock and has shared dispositive power over 0 shares of common stock. Ms. Johnson, their ownership of voting common shares of FMR LLC and the execution of the shareholders’ voting agreement, may be deemed to beneficially own the shares of common stock beneficially owned by FMR LLC. FMR LLC’s and Ms. Johnson’s address is 245 Summer Street, Boston, Massachusetts 02210.

(8)
Based on a Schedule 13G filed with the SEC on February 21, 2018 by Champlain Investment Partners, LLC (“Champlain”). Champlain is the beneficial owner of 2,749,980 shares of common stock, has sole voting power over 1,894,725 shares of common stock, and has sole dispositive power over 2749980 shares of common stock. Champlain’s address is 180 Battery St., Burlington, Vermont 05401.

(9)
Consists of (i) 137,855 shares of common stock held by Mr. Bailey, (ii) 187,395 shares of common stock held by the Bailey Family Trust dated April 3, 2015, (iii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Mr. Bailey, and (iv) 762,915 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Mr. Bailey.

(10)
Consists of (i) 162,910 shares of common stock held by Mr. Milsten, (ii) 174,399 shares of common stock held by Milsten/Conner Trust dated October 17, 2008, (iii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Mr. Milsten, and (iv) 289,459 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Mr. Milsten.

(11)
Consists of (i) 0 shares of common stock held by Ms. Levitan, (ii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Ms. Levitan, and (iii) 34,500 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Ms. Levitan (27,600 of which stock options are unvested but permit early exercise).

(12)
Mr. McGlashan is a partner at TPG Growth. Mr. McGlashan has no voting or investment power over, and disclaims beneficial ownership of, the shares held by TPG Growth. The address of Mr. McGlashan is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(13)
Consists of (i) 0 shares of common stock held by Mr. Perry, (ii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Mr. Perry, and (iii) 6,900 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Mr. Perry.

(14)
Consists of (i) 0 shares of common stock held by Ms. Simmons, (ii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Ms. Simmons, and (iii) 34,500 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Ms. Simmons (27,600 of which stock options are unvested but permit early exercise).

(15)
Consists of (i) 0 shares of common stock held by Ms. Watson, (ii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Ms. Watson, and (iii) 34,500 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Ms. Watson.

(16)
Consists of (i) 0 shares of common stock held by Mr. Wolford, (ii) 0 shares of common stock underlying RSUs that will vest within 60 days of February 28, 2018 held by Mr. Wolford, and (iii) 34,500 shares of common stock underlying stock options exercisable within 60 days of February 28, 2018 held by Mr. Wolford.

34	2018 Proxy Statement

audit matters

proposal 2: ratification of the appointment of independent registered public accounting firm

The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for 2018 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
In making its selection, the Audit Committee annually reviews Deloitte’s independence, periodically considers whether to rotate the independent registered public accounting firm, and considers the advisability and potential impact of selecting a different independent registered accounting firm. Additionally, the Audit Committee monitors the rotation of the partners assigned to our audit engagement team in accordance with applicable laws and rules. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its sole discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2018.

audit fees and services
The following table represents aggregate fees (in thousands) billed to the Company for 2017 and 2016, by Deloitte, the Company’s independent registered public accounting firm for those years. All fees described were pre-approved by the Audit Committee.

Type of Fees	2017	2016
Audit Fees (1)	$1,163,560	$2,675,580
Audit-Related Fees (2)	$52,835	$—
Tax Fees (3)	$59,646	$14,872
All Other Fees (4)	$240,000	$—
TOTAL FEES	$1,516,041	$2,690,542

(1)	Includes fees related to financial statement audit, quarterly reviews, registration statements, and China statutory audit.
(2)	Includes fees related to assurance services supporting the Company’s adoption of ASC 606, Revenue from Contracts with Customers.
(3)	Includes fees related to general tax consulting, transfer pricing, and uniform capitalization services.
(4)	Includes fees related to strategy consulting services.

2018 Proxy Statement	35

audit matters

pre-approval policy
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. Actual amounts billed, to the extent in excess of any estimated amounts, are periodically reviewed and approved by the Audit Committee.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.
audit committee report
The Audit Committee (“Audit Committee”) of the Board of Directors (the “Board”) of e.l.f. Beauty, Inc. (the “Company”) is comprised of independent directors as required by the listing standards of the New York Stock Exchange and Securities and Exchange Commission rules. The members of the Audit Committee are Ms. Sabrina L. Simmons, Ms. Lauren Cooks Levitan and Mr. Richard G. Wolford. The Audit Committee operates pursuant to a written charter adopted by the Board.
The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process and principles, internal controls, and disclosure controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and the effectiveness of the Company’s internal controls over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.
In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2017, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board rules relating to auditor independence communications, as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.
Based on the reports and discussions above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
AUDIT COMMITTEE
Sabrina L. Simmons, Chair
Lauren Cooks Levitan
Richard G. Wolford

The report of the Audit Committee will not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

36	2018 Proxy Statement

certain relationships and related party transactions
policy and procedures
The Audit Committee has adopted a written policy regarding transactions between the Company and our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any affiliates or members of the immediate family of any of the foregoing persons. We refer to these relationships generally as related-party transactions.
Any request for us to enter into a related-party transaction in which the amount involved exceeds $120,000 and a related-party would have a direct or indirect interest must first be presented to the Audit Committee for review, consideration, and approval. The Audit Committee reviews all the relevant facts and circumstances of each related-party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and considers any conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics.
related persons transactions during the year
The following is a description of related-party transactions entered into since January 1, 2017 in which the amount involved exceeds $120,000 and a related-party would have a direct or indirect interest:

•	we paid compensation to our directors and executive officers in 2017. Please see “Board of Directors – Director Compensation” and “Executive Compensation”;

•
we entered into our standard indemnification agreement with Ms. Parham and Ms. Pritchard when each joined our Board. Our standard indemnification agreement requires us to, among other things, indemnify our directors and executive officers to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees incurred by such individuals in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws;

•
on February 13, 2017, we entered into an indemnification agreement with Joseph A. Shamah, a former member of our Board, and J.A. Cosmetics Corp., pursuant to which each of Joseph Shamah and J.A. Cosmetics Corp. jointly and severally agreed to indemnify the Company for and against any and all losses and expenses incurred by the Company in connection with a pending, third-party commercial litigation;

•
on March 3, 2017, we entered into the Second Amended and Restated Stockholders Agreement (the “Second Amended Stockholders Agreement”) with TPG elf Holdings, L.P., J.A. Cosmetics Corp., Alan Shamah, Joseph Shamah, the A&H Shamah Family Foundation, Inc., and Mr. Amin and related family trusts, which further amends and restates the Amended and Restated Stockholders Agreement, dated as of September 21, 2016, as previously amended by Amendment No. 1 thereto, dated as of December 23, 2016 (together as previously amended, the “Prior Stockholders Agreement”). The parties to the Second Amended Stockholders Agreement include additional equity holders, including our executive officers and certain of their related family trusts. The Second Amended Stockholders Agreement amended the Prior Stockholders Agreement to remove the right of J.A. Cosmetics Corp. to designate a member of our Board, reduce the authorized number of members on our Board from eight to seven, and make certain other conforming changes. No other material changes were made to the Prior Stockholders Agreement; and

•
on March 30, 2017, we entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), TPG elf Holdings, L.P., J.A. Cosmetics Corp., Mr. Amin, a trust affiliated with Mr. Bailey, Mr. Milsten, and certain other selling stockholders (collectively, the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell up to 9,591,000 shares of common stock (inclusive of the Underwriters’ option to purchase additional shares) (the “Secondary Shares”). The Secondary Shares

2018 Proxy Statement	37

certain relationships

were sold at a price to the public of $27.00 and were purchased by the Underwriters at a price of $25.8525 per share from the Selling Stockholders. Pursuant to the Underwriting Agreement, TPG elf Holdings, L.P. sold 5,793,720 Secondary Shares, J.A. Cosmetics Corp. sold 1,806,877 Secondary Shares, Mr. Amin sold 592,752 Secondary Shares, a trust affiliated with Mr. Bailey sold 362,000 Secondary Shares, and Mr. Milsten sold 136,260 Secondary Shares.
rule 10b5-1 plans
Certain of our executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the individual when entering into the plan, without further direction from them. The individual may amend or terminate the plan in specified circumstances.

38	2018 Proxy Statement

additional information
other business for consideration
The Board does not presently intend to bring any business other than the proposals listed in this proxy statement before the Annual Meeting, and, so far as is known to it, no other business is to be brought before the Annual Meeting except as specified in the Notice. As to any business that may properly come before the Annual Meeting, however, it is the intention of each person named as a proxy holder in the proxy card to vote on those matters in accordance with his best judgment.
no incorporation by reference
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we refer you to information previously filed with the SEC that should be considered as part of the particular filing. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.
annual report
Our 2017 Annual Report has been made available to our stockholders and posted at www.envisionreports.com/ELF. The Company will provide, without charge, a copy of our 2017 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) upon the written request of any stockholder of record or beneficial owner of our common stock. Requests for our 2017 Annual Report can be made by writing to our investor relations department at:
e.l.f. Beauty, Inc.
ATTN: Investor Relations
570 10th Street
Oakland, California 94607

http://investor.elfcosmetics.com/ir-resources/contact-us
internet availability of annual meeting materials
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.
stockholders sharing the same address
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice or other proxy materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice or other proxy materials, or if you hold shares in more than one account, and in either case you wish to receive only a single copy of the Notice or other proxy materials for your household, please contact us with your request. Likewise, if you participate in householding and wish to receive a separate copy of the Notice or other proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies in the future, please also contact us with your request.

2018 Proxy Statement	39

additional information

If you are a beneficial stockholder, and you share an address with other beneficial stockholders, your broker is permitted to deliver a single copy of the proxy materials and Notice of Internet Availability of Proxy Materials to your address, unless you otherwise request separate copies.
You can contact us at:
e.l.f. Beauty, Inc.
ATTN: Investor Relations
570 10th Street
Oakland, California 94607

http://investor.elfcosmetics.com/ir-resources/contact-us

40	2018 Proxy Statement

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02S3KD 1 U P X + Annual Meeting Proxy Card . + Change of Address - Please print new address below. Comments - Please print your comments below. 01 - Lauren Cooks Levitan 02 - Richelle P. Parham 03 - Richard G. Wolford C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title of such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. B Non-Voting Items A 1. Election of three Class II directors to hold office until our 2021 annual meeting of stockholders: For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018. 01 02 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. IMPORTANT ANNUAL MEETING INFORMATION Proposals - The Board of Directors recommends you vote FOR the following proposals: NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 03 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2018. Vote by Internet Go to www.envisionreports.com/ELF Or scan the QR code with your smartphone Follow the steps outlined on the secure website IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. . Annual Meeting of Stockholders May 22, 2018 at 9:00 a.m. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Tarang P. Amin, John P. Bailey and Scott K. Milsten, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of e.l.f. Beauty, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., PDT, on May 22, 2018, at the offices of e.l.f. Beauty, Inc. at 570 10th Street, Oakland, California 94607, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Proxy - e.l.f. Beauty, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.envisionreports.com/ELF. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

2018 Proxy Statement	41

42	2018 Proxy Statement